                                                                   EXHIBIT 10.30

                           SECOND AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 18, 1999 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower desires to issue up to $400,000,000 aggregate principal amount of its senior unsecured notes the proceeds of which would be used to repay outstanding Indebtedness in respect of the Series 1994-A Medium Term Notes issued by Budget Fleet Finance Corporation, a Delaware corporation ("BFFC"), or the Series 1994-1 Medium Term Notes issued by TFFC or other Indebtedness of the Borrower and its Subsidiaries;

         WHEREAS, the Borrower desires to eliminate the aggregate amount limitation set forth in clause (c) of Section 8.2.10 of the Credit Agreement to the extent such limitation would apply to the sale of assets comprising a Non-Core Business (as defined below);

         WHEREAS, the Borrower desires the ability to incur extraordinary and non-recurring charges and expenses in an amount not to exceed $50,000,000 in the aggregate and not have such charges and expenses comprise a deduction in determining EBITDA;

         WHEREAS, the Foreign Subsidiaries of the Borrower desire to obtain financing for working capital and general corporate purposes in an aggregate principal amount at any time outstanding of up to $100,000,000;

         WHEREAS, the Borrower desires to make Capital Expenditures in Fiscal Year 1999 in an aggregate amount of up to $85,000,000;

         WHEREAS, the Borrower desires the ability to pay and make a Distribution to those of its stockholders that are entitled to receive Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement (as defined below)) in an aggregate amount not to exceed the sum of (i) $15,000,000 and (ii) the amount of certain Net Disposition Proceeds resulting from the sale of assets comprising a Non-Core Business and not exceeding $20,000,000 in the aggregate;

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, including provisions relating to the transactions and actions described in the preceding seven paragraphs; and

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below, to amend the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the ninth recital.

         "Amendment" is defined in the preamble.

         "BFFC" is defined in the second recital.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1. Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement ("Defined Terms") is hereby amended as follows:

                  (a) by inserting in such Section the following definitions in the appropriate alphabetical order:

                           "BFFC" means Budget Fleet Finance Corporation, a
                  Delaware corporation.

                           "Core Business" means the business of (a) renting
                  worldwide for general use passenger automobiles and trucks under the Budget and Ryder brand names, (b) selling in the United States late model automobiles and passenger vans under the Budget brand name and (c) franchising the foregoing rental business to other Persons.

                           "1999 Senior Note Debt" means Indebtedness in respect
                  of the 1999 Senior Notes.

                           "1999 Senior Note Indenture" means the Indenture or
                  Indentures pursuant to which the 1999 Senior Notes are issued, in each case, between the Borrower and the applicable trustee thereunder, having terms consistent with the terms set forth in Schedule VI hereto, as such Indenture or Indentures may be amended, supplemented, amended and restated or otherwise modified in accordance with the terms hereunder.

                           "1999 Senior Notes" means the senior unsecured notes
                  of the Borrower having terms consistent with the terms set forth in Schedule VI hereto.

                           "Non-Core Business" means any business other than a
                  Core Business.

                           "Ryder Merger Agreement" means the Agreement and Plan
                  of Merger, dated March 4, 1998 (as amended on March 16, 1998 and June 19, 1998), by and among the Borrower, BDG Corporation, Ryder TRS, Inc., Ryder Questor Partners Fund, L.P., Questor Side-by-Side Partners L.P. and Dearborn Capital Partners, L.P.

                           "Second Amendment" means the Second Amendment to
                  Amended and Restated Credit Agreement, dated as of March 18, 1999, among the Borrower, the Lenders parties thereto and the Agents.

         (b) by deleting the definition of "Adjusted EBITDA" set forth in such
Section in its entirety and substituting therefor the following:

                           "Adjusted EBITDA" means, for any applicable period,
                  the excess of

                           (a)  EBITDA for such period

                  over

                           (b) to the extent added in arriving at such EBITDA, the sum of

                                    (i) the aggregate amount of depreciation in
                           respect of Vehicles securing Vehicle Debt during such period; provided that, in the event such period includes a Fiscal Quarter in which 1999 Senior Notes were issued, the aggregate amount of depreciation for such period shall be determined on a pro forma basis as if Vehicles having an aggregate net book value as of the first day of such period equal to the net cash proceeds of such 1999 Senior Notes were free and clear of any Lien securing Vehicle Debt for such period, but only to the extent Vehicles having such aggregate net book value remain free and clear of such Liens for the period commencing with the date such 1999 Senior Notes were issued and ending on the last day of such period (such determination to be set forth in reasonable detail (including identification of the Vehicles having an aggregate net book value equal to such net cash proceeds) and with appropriate calculations and computations in all respects reasonably satisfactory to the Administrative Agent in the applicable Compliance Certificate);

                           plus

                                    (ii) Vehicle Interest Expense during such
                           period.

         (c) by deleting the pricing grid in the definition of "Applicable Commitment Fee" set forth in such Section in its entirety and substituting therefor the following:

                                  PRICING GRID

                                                      APPLICABLE
         ADJUSTED LEVERAGE RATIO                    COMMITMENT FEE
         -----------------------                    --------------
                X >= 4.50                                50.0
           X >= 2.0, but < 4.50                          37.5
           X >= 1.0, but < 2.0                           30.0
           X >= 0.75, but < 1.0                          25.0
                 X < 0.75                                20.0

         (d) by deleting the pricing grid in the definition of "Applicable Margin" set forth in such Section in its entirety and substituting therefor the following:

                                  PRICING GRID

                                  EUROCURRENCY LOAN              ABR LOAN
ADJUSTED LEVERAGE RATIO           APPLICABLE MARGIN          APPLICABLE MARGIN
-----------------------           -----------------          -----------------
        X >= 5.5                        275                        175
  X >= 4.5, but < 5.5                   250                        150
  X >= 3.5, but < 4.5                   225                        125
  X >= 3.0, but < 3.5                   200                        100
  X >= 2.0, but < 3.0                   175                         75
  X >= 1.0, but < 2.0                   150                         50
  X >= 0.75, but < 1.0                  125                         25
        X < 0.75                        100                          0

         (e) by amending clause (e) of the definition of "Change of Control" set forth in such Section by deleting the word "or" following the term "Series B Notes" and substituting therefor ",", and by adding the phrase "or the 1999 Senior Note Debt" following the term "Subordinated Debt".

         (f) by deleting clauses (b) and (c) of the definition of "EBITDA" set forth in such Section in their entirety and substituting therefor the following:

                           "(b) to the extent deducted in arriving at such Net
                  Income, the sum, without duplication, of (i) Aggregate Interest Expense, plus (ii) taxes computed on the basis of income plus (iii) the aggregate amount of depreciation and amortization of tangible and intangible assets plus (iv) extraordinary and non-recurring expenses or charges resulting from the Transaction in an amount not to exceed $56,000,000 in the aggregate plus (v) other extraordinary and non-recurring expenses or charges in an amount not to exceed $50,000,000 in the aggregate since the date of the First Amendment minus

                           (c) to the extent included in arriving at such Net
                  Income, extraordinary and non-recurring gains in an amount not to exceed $50,000,000 in the aggregate since the date of the First Amendment";

         (g) by deleting in the definition of "Loan Document" the phrase "and each other agreement, certificate, document or instrument delivered in connection with this Agreement and such other agreements" and substituting therefor the following:

         "and each other agreement, certificate, document or instrument delivered in connection with this Agreement or any such other agreement and designated to be a 'Loan Document'".

         SECTION 2.2. Amendment to Section 2.2.2 of the Credit Agreement.
Section 2.2.2 of the Credit Agreement is hereby amended as follows:

         (a) by adding after the phrase "Subordinated Debt" in such Section the phrase ", 1999 Senior Note Debt"; and

         (b) by adding after the phrase "its or such Subsidiary's good faith intention to apply such Net Disposition Proceeds to the acquisition or construction of property or capital assets to be used in the business of the Borrower and its Subsidiaries" the following parenthetical:

                  "(or to the payment of Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement) to the extent permitted by clause (ii) of the proviso to clause (a) of Section 8.2.6)".

         SECTION 2.3. Amendment to Section 8.1 of the Credit Agreement. Section
8.1 of the Credit Agreement is hereby amended to add the following new Section
8.1.10 to read as follows:

                  "SECTION 8.1.10. Use of Proceeds of 1999 Senior Notes. The Borrower shall apply the proceeds of the 1999 Senior Notes to repay outstanding Indebtedness in respect of the Series 1994-A Medium Term Notes issued by BFFC, or the Series 1994-1 Medium Term Notes issued by TFFC or other Indebtedness of the Borrower and its Subsidiaries."

         SECTION 2.4. Amendments to Section 8.2.2 of the Credit Agreement.
Section 8.2.2 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the "and" in clause (h) of such Section and substituting therefor "," and by adding at the end of such clause (h) the following:

                           "and (v) any promissory note or notes issued by the Borrower to an SPC or SPCs in connection with the issuance by such SPCs of medium-term notes, highly-rated commercial paper or other securities the proceeds of which are used to finance Vehicles or refinance Vehicle Debt so long as the Administrative Agent is satisfied that such promissory note or notes are structured in a manner similar to Demand Capitalization Note I, Demand Capitalization Note II, Demand Capitalization Note III and Demand Capitalization Note IV";

                  (b) by deleting clause (i) of such Section in its entirety and substituting therefor the following:

                           "(i) Indebtedness of Foreign Subsidiaries incurred
                  for working capital and general corporate purposes to the extent the aggregate principal amount thereof does not exceed at any time outstanding $100,000,000;";

                  (c) by deleting "[INTENTIONALLY OMITTED]" in clause (o) of such Section and substituting therefor the following:

                           "(o)  Indebtedness in respect of the 1999 Senior
                  Notes in an aggregate principal amount not to exceed $400,000,000;";

                  (d) by adding the phrase "or (o)" immediately following the reference to "clause (f)" in the first line of clause (u) of such Section.

         SECTION 2.5. Amendments to Section 8.2.4 of the Credit Agreement.
Section 8.2.4 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the table in clause (b) of such Section in its entirety and substituting therefor the following:

             FISCAL QUARTER                              RATIO
             --------------                              -----
The third Fiscal Quarter of the
     1998 Fiscal Year                                  4.25:1.00

The fourth Fiscal Quarter of
     the 1998 Fiscal Year                              4.00:1.00

The first Fiscal Quarter of the
     1999 Fiscal Year                                  6.90:1.00

The second Fiscal Quarter of
     the 1999 Fiscal Year                              6.65:1.00

The third Fiscal Quarter of the
     1999 Fiscal Year                                  6.45:1.00

The fourth Fiscal Quarter of the
     1999 Fiscal Year and the first,
     second and third Fiscal Quarters
     of the 2000 Fiscal Year                           4.25:1.00

The fourth Fiscal Quarter of
     the 2000 Fiscal Year                              3.25:1.00

The first, second, third and                           3.00:1.00
     fourth Fiscal Quarters of
     the 2001 Fiscal Year and
     each Fiscal Quarter
     thereafter

         (b) by deleting the table in clause (c) of such Section in its entirety and substituting therefor the following:

             FISCAL QUARTER                               RATIO
             --------------                               -----
The third Fiscal Quarter of the
     1998 Fiscal Year                                   3.50:1.00

The fourth Fiscal Quarter of the
     1998 Fiscal Year and the
     first and second Fiscal
     Quarters of the 1999 Fiscal
     Year                                               3.75:1.00

The third Fiscal Quarter of the
     1999 Fiscal Year                                   3.65:1.00

The fourth Fiscal Quarter of the
     1999 Fiscal Year, and the
     first, second and third Fiscal
     Quarters of the 2000
     Fiscal Year                                        3.75:1.00

The fourth Fiscal Quarter of the
     2000 Fiscal Year and each
     Fiscal Quarter thereafter                          4.00:1.00


         SECTION 2.6. Amendments to Section 8.2.6 of the Credit Agreement.
Section 8.2.6 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the proviso to clause (a) of such Section in its entirety and substituting therefor the following:

                  "provided, however, that

                           (i) the Borrower may (x) declare, pay and make
                  Distributions to its stockholders with respect to, and (y) purchase or redeem, shares of any class of Capital Stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any such shares of Capital Stock (now or hereafter outstanding) of the Borrower, in each case, in any Fiscal Year to the extent the aggregate amount to be expended in respect of such Distribution, purchase or redemption to be made by the Borrower pursuant to this clause (i), when added to the aggregate amount expended in respect of all other such Distributions, purchases or redemptions made pursuant to this clause (i) during the Fiscal Year in which such Distribution, purchase or redemption would be made, does not exceed 20% of the Net Income of the Borrower for the immediately preceding Fiscal Year, so long as

                                    (A) both before and after giving effect to
                           any such Distribution, purchase or redemption pursuant to this clause (i), no Default shall have occurred and be continuing, and

                                    (B) in the case of any such Distribution,
                           the Borrower shall have delivered to the Administrative Agent (1) financial statements prepared on a pro forma basis to give effect to such Distribution for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to
                           Section 8.1.1 (including Section 8.1.1 of the Original Credit Agreement) and (2) a certificate of the Borrower executed by an Authorized Officer of the Borrower demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution is to be made; and

                           (ii) the Borrower may pay and make a Distribution to
                  those of its stockholders that are entitled to receive Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement) from the Borrower to the extent the aggregate amount to be expended in respect of such Distribution, when added to the aggregate amount expended in respect of all other such Distributions made pursuant to this clause (ii), does not exceed the sum of (x) $15,000,000 plus
                  (y) the amount of Net Disposition Proceeds resulting from the sale of the assets of a Non-Core Business (or of the Capital Stock of a Subsidiary of the Borrower exclusively engaged in the conduct of a Non-Core Business) and not exceeding $20,000,000 in the aggregate to the extent such Net Disposition Proceeds were not applied to the acquisition or construction of property or capital assets to be used in the business of the Borrower and its Subsidiaries, so long as

                                    (A) such Distribution is made in accordance
                           with the provisions of Section 3.4 of the Ryder Merger Agreement,

                                    (B) both before and after giving effect to
                           any such Distribution, no Default shall have occurred and be continuing, and

                                    (C) in the case of any such Distribution,
                           the Borrower shall have delivered to the Administrative Agent (1) financial statements prepared on a pro forma basis to give effect to such Distribution for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to

                           Section 8.1.1 (including Section 8.1.1 of the Original Credit Agreement) and (2) a certificate of the Borrower executed by an Authorized Officer of the Borrower demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.2.4 for the Fiscal Quarter in which such Distribution is to be made";

                  (b) by deleting clause (c) of such Section in its entirety and substituting therefor the following:

                  "(c) the Borrower will not, and will not permit any of its Subsidiaries to

                           (i) make any payment or prepayment of principal of,
                  or make any payment of interest on, any Subordinated Debt or 1999 Senior Note Debt (other than Subordinated Debt held by the Borrower or any Wholly Owned Subsidiary of the Borrower that is a Subsidiary Guarantor), other than payments of interest on the stated, scheduled date for such payments of interest as set forth in the documents and instruments memorializing such Subordinated Debt or 1999 Senior Note Debt, as the case may be, or (in the case of Subordinated Debt) which would violate the subordination provisions of such Subordinated Debt; or

                           (ii) redeem, purchase or defease, any Subordinated
                  Debt or 1999 Senior Note Debt (other than Subordinated Debt held by the Borrower or any Wholly Owned Subsidiary of the Borrower that is a Subsidiary Guarantor); and".

         SECTION 2.7. Amendment to Section 8.2.7 of the Credit Agreement.
Section 8.2.7 of the Credit Agreement is hereby amended by deleting the dollar amount "$65,000,000" opposite Fiscal Year 1999 and substituting therefor "$85,000,000".

         SECTION 2.8. Amendment to Section 8.2.10 of the Credit Agreement. Clause (c) of Section 8.2.10 of the Credit Agreement is hereby amended by deleting such clause in its entirety and substituting therefor the following:

                  "(c) (i) any such sale, transfer or conveyance is for not less than the fair market value of the assets so sold, transferred or conveyed (as determined in good faith by the Board of Directors of the Borrower or a committee thereof, whose determination shall be evidenced by a certified written resolution of such Board or committee) and the consideration received by the Borrower or the relevant Subsidiary of the Borrower in respect thereof consists of at least 75% cash or Cash Equivalent Investments and (ii) in the case such assets relate to the conduct of the Core Business, the fair market value of such assets, together with the aggregate fair market value of all other such assets sold, transferred or conveyed pursuant to this clause (c) in the Fiscal Year such assets are sold, transferred or conveyed, does not exceed $25,000,000; provided, however, that no such sale, transfer or conveyance of any asset (whether or not relating to the conduct of a Core

         Business) shall be permitted to be made if immediately before or after giving effect thereto, any Default shall have occurred and be continuing; or".

         SECTION 2.9. Amendment to Section 8.2.11 of the Credit Agreement.
Section 8.2.11 of the Credit Agreement is hereby amended by inserting the phrase "or 1999 Senior Note Debt" following the term "Subordinated Debt" in the tenth line thereof.

         SECTION 2.10. Amendment to Credit Agreement Schedules. The Credit Agreement is hereby amended by adding a new Schedule VI ("Terms Relating to 1999 Senior Note Debt"), to read as set forth on Exhibit A hereto.


                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION 3.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the date hereof, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 3.3. Execution of Affirmation and Consent. The Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.4. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.4.

         SECTION 3.5. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree; and

                  (d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Credit Agreement. As of the execution and delivery of this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Amendment Fee. Upon satisfaction of the condition set forth in Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Ms. Shannon Hales at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to 5:00 p.m., New York time, on March 18, 1999, in the amount of 1/4 of 1% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on March 19, 1999 to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         SECTION 5.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION 5.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.10. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET GROUP, INC.


                                    By: /s/ Stephen G. Worthley
                                       -----------------------------------------
                                       Name: Stephen G. Worthley
                                            ------------------------------------
                                       Title: Vice President and Treasurer
                                             -----------------------------------


                                    CREDIT SUISSE FIRST BOSTON, as a Lender
                                    and the Administrative Agent


                                    By: /s/ Robert Hetu
                                       -----------------------------------------
                                       Name: Robert Hetu
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    By: /s/ Chris T. Horgan
                                       -----------------------------------------
                                       Name: Chris T. Horgan
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    NATIONSBANK, N.A.


                                    By: /s/ Nelson Albrecht
                                       -----------------------------------------
                                       Name: Nelson Albrecht
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    BANK OF HAWAII


                                    By: /s/ Mark C. Joseph
                                       -----------------------------------------
                                       Name: Mark C. Joseph
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------

                                    BANK OF MONTREAL


                                    By: /s/ L. A. Durning
                                       -----------------------------------------
                                       Name: L. A. Durning
                                            ------------------------------------
                                       Title: Portfolio Manager
                                             -----------------------------------


                                    THE BANK OF NEW YORK


                                    By: /s/ John Paul Marotta
                                       -----------------------------------------
                                       Name: John Paul Marotta
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ F. C. H. Ashby
                                       -----------------------------------------
                                       Name: F. C. H.  Ashby
                                            ------------------------------------
                                       Title: Senior Manager Loan Operations
                                             -----------------------------------


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                    S.A. GROUP, NEW YORK BRANCH


                                    By: /s/
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    BANK UNITED


                                    By: /s/ Phil Green
                                       -----------------------------------------
                                       Name: Phil Green
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------


                                    PARIBAS


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BANQUE WORMS CAPITAL CORPORATION


                                    By: /s/
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By: /s/
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By: /s/
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    CIBC INC.


                                    By: /s/ Cyd Petre
                                       -----------------------------------------
                                       Name: Cyd Petre
                                            ------------------------------------
                                       Title: Executive Director
                                             -----------------------------------


                                    COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE


                                    By: /s/ Eric Longuet
                                       -----------------------------------------
                                       Name: Eric Longuet
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    By: /s/ Albert M. Calo
                                       -----------------------------------------
                                       Name: Albert M. Calo
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                    CHICAGO BRANCH


                                    By: /s/
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    CREDIT AGRICOLE INDOSUEZ


                                    By: /s/ David Bouhl
                                       -----------------------------------------
                                       Name: David Bouhl
                                            ------------------------------------
                                       Title: First Vice President, Managing
                                             -----------------------------------
                                              Director
                                             -----------------------------------

                                    By: /s/ Katherine L. Abbott
                                       -----------------------------------------
                                       Name: Katherine L. Abbott
                                            ------------------------------------
                                       Title: First Vice President
                                             -----------------------------------

                                    CREDIT LYONNAIS CHICAGO BRANCH


                                    By: /s/ Lee E. Greve
                                       -----------------------------------------
                                       Name: Lee E. Greve
                                            ------------------------------------
                                       Title: First Vice President
                                             -----------------------------------


                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG


                                    By: /s/ John Fay
                                       -----------------------------------------
                                       Name: John Fay
                                            ------------------------------------
                                       Title: Assistant Vice President
                                             -----------------------------------


                                    FLEET BANK, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                           THE FUJI BANK, LIMITED


                           By:  /s/ Peter L. Chinnici
                              -----------------------------------------------
                              Name:  Peter L. Chinnici
                                   ------------------------------------------
                              Title:  Joint General Manager
                                   ------------------------------------------


                           GREEN TREE FINANCIAL SERVICING CORP.


                           By:  /s/ Gary Wetherholt
                              -----------------------------------------------
                              Name:  Gary Wetherholt
                                   ------------------------------------------
                              Title:  Vice President and Chief Credit Officer
                                   ------------------------------------------


                            IMPERIAL BANK


                            By:  /s/ Mark Campbell
                               ----------------------------------------------
                               Name:  Mark Campbell
                                   ------------------------------------------
                               Title:  Senior Vice President
                                   ------------------------------------------



                            THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                            By:  /s/
                               ----------------------------------------------
                               Name:
                                   ------------------------------------------
                               Title:
                                   ------------------------------------------


                            NATEXIS BANQUE


                            By:  /s/ Pieter J. van Tulder
                               ----------------------------------------------
                               Name:  Pieter J. van Tulder
                                   ------------------------------------------
                               Title:  Vice President and Manager
                                   ------------------------------------------

                                    PNC BANK, N.A.


                                    By:  /s/ Marc T. Kennedy
                                       -----------------------------------------
                                       Name:  Marc T. Kennedy
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                    SOUTHERN PACIFIC BANK


                                    By:  /s/ Sean R. Walker
                                       -----------------------------------------
                                       Name:  Sean R. Walker
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                    THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    SUNTRUST BANK CENTRAL FLORIDA, N.A.

                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                    TORONTO DOMINION (TEXAS), INC.


                                    By:  /s/ Warren Finlay
                                       -----------------------------------------
                                       Name:  Warren Finlay
                                            ------------------------------------
                                       Title:  President
                                             -----------------------------------

                                    THE TOYO TRUST & BANKING CO., LTD.


                                    By:  /s/ K. Yamauchi
                                       -----------------------------------------
                                       Name:  K. Yamauchi
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:  /s/ Richard P. Degrey
                                       -----------------------------------------
                                       Name:  Richard P. Degrey
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                                                                       EXHIBIT A
                                                             TO SECOND AMENDMENT

                                                                     SCHEDULE VI
                                                             TO CREDIT AGREEMENT




                     TERMS RELATING TO 1999 SENIOR NOTE DEBT

1. Holders of 1999 Senior Note Debt may not have the benefit of any guarantee from any Subsidiary of the Borrower.

2. Holders of 1999 Senior Note Debt may not have the benefit of a cross-default to other Indebtedness, unless such other Indebtedness has been accelerated or has otherwise matured.

3. Holders of 1999 Senior Note Debt may not have the benefit of any negative pledge provision relating to Vehicles and other assets securing Vehicle Debt.